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                                                                   EXHIBIT 10.15


                           RESEARCH SERVICE AGREEMENT

THIS AGREEMENT made the 20th day of November, 2002.

BETWEEN:

                                MicroIslet, Inc.
                          of San Diego, California, USA
                                 (the "Client")

                                     - and -

                   The Governors of the University of Alberta,
               a corporation under thc Universities Act (Alberta)

                                (the University")

The Client and the University agree as follows:

1. UNIVERSITY TO PERFORM SERVICE -- The University as an independent contractor, will perform the review, test or other academic or technical service outlined in Schedule A (the "Service") and will use reasonable efforts to complete such service on or before the 30th day of September, 2004. The Service does not include the provision of improvements, additions or changes to any information, product or technique which is the subject of the Service or the provision of solutions to problems identified in such information, product or techniques as a result of the provision of the Service.

2. PRINCIPAL INVESTIGATOR -- The Service will be performed under the direction of a Principal Investigator (a "Principal Investigator"). The initial Principal Investigator is Dr. Jonathan Lakey of the University's Department of Surgery.

3. PAYMENT -- The Client will pay to the University the service fee provided in Schedule B (the "Service Fee") in accordance with the payment provisions act forth in Schedule B.

4. CONFIDENTIALITY -- Each of the University and the Client may disclose information it considers confidential to the other to facilitate the Service. Each party will use all reasonable efforts to treat and keep confidential, and cause its officers, servants and employees to treat and keep confidential, any such information received by it from the other marked "Confidential" and in no event will such efforts be less than the degree of care and discretion the recipient exercises in protecting its own confidential information. Any such information will be disclosed within the recipient's organization on a "need to know" basis. Except as otherwise permitted pursuant to Section 7 the University will use all reasonable efforts to treat and to cause all officers, servants and employees of the University to treat as strictly confidential all Service Results.


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5. SERVICE RESULTS -- Service Results mean any and all conclusions and information on which the same are based, developed in the provision of the Service, including compilations, notes, data and reports. Service Results do not include intellectual property utilized by the University in the provision of the Service, the Client acquiring no interest in. or right to use, any such intellectual property as a result of this Agreement.

6. OWNERSHIP AND USE -- Subject to the rights of the University pursuant to this
Section 6 and Section 7, all Service Results will be the property of the Client. The Client grants to the University a non-exclusive, perpetual, royalty free license to use the Service Results without identification of, or connection to, the Client for teaching and on-commercial internal research purposes.

7. NO FURTHER PUBLICATION -- The University will have no rights to utilize or publish the Service Results other than as provided in Section 6.

8. EXCLUSION -- Any obligation to keep confidential any information will not apply to information which was already known to the party to which it was disclosed and will cease to apply when through no fault or omission of such party or its officers or employees such information becomes public knowledge, is received by the recipient from a third party without a duty of confidentiality, when the party is ordered by judicial or administrative process to disclose any or all of the information or when the other party gives prior written consent to disclosure.

9. NO REPRESENTATIONS AND WARRANTIES ON SERVICE RESULTS -- EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, THE UNIVERSITY MAKES NO REPRESENTATIONS OR WARRANTIES, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTER INCLUDING, WITHOUT LIMITATION, THE EXISTENCE OR NON-EXISTENCE OF COMPETING TECHNOLOGY, THE CONDITION, QUALITY OR FREEDOM FROM ERROR OF THE SERVICE RESULTS OR ANY PART THEREOF, OR ITS MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE AND ALL WARRANTIES AND CONDITIONS, EXPRESSED OR IMPLIED, STATUTORY OR OTHERWISE, ARE HEREBY DISCLAIMED. THE CLIENT ASSUMES THE RISK OF DEFECTS OR INACCURACIES IN THE SERVICE RESULTS SUPPLIED BY THE UNIVERSITY AND THE UNIVERSITY WILL HAVE NO LIABILITY, CONSEQUENTIAL, SPECIAL, PUNITIVE OR OTHERWISE WHICH MIGHT ARISE FROM THE USE BY THE CLIENT OF THE SERVICE RESULTS OR ANY OTHER MATERIALS DELIVERED HEREUNDER.

10. TERMINATION -- In the event that either party fails to remedy any breach or default on its part pursuant to this Agreement within ten (10) days of notice from the other to that effect, the party not in default may upon written notice to the party in default terminate the Service and any further right of the party in default under this Agreement. Any such termination is without prejudice to or limitation of any other right or remedies of the parry not in default including the right to collect stuns due to it at the time of such termination.

11. INDEMNIFICATION -- Except for the results of any act of fraud, malpractice, misconduct, illegal conduct or negligence, the Client will defend, indemnify and hold harmless the University (including its officers, employees, students and agents) from all liabilities, demands, damages, expenses and losses arising out of the use by the Client or by any party acting on behalf of or under authorization from the Client of the Service Results or out of any use, sale or other disposition by the Client, or by any party acting on behalf of or under authorization from the Client of any product or technique which is the subject of the Service or is created or modified based on the Service Results.


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12. LIMITATION OF LIABILITY -- Except for the results of any act of fraud, malpractice, misconduct, illegal conduct or negligence the University will not be liable to the Client for all breaches of contract or for torts or otherwise arising from or in relation to this Agreement or the matters or activities dealt with herein in excess of the aggregate amounts paid by the Client to the University pursuant hereto.

13. USE OF UNIVERSITY NAME -- The Client will not utilize the name of the University or the Principal Investigator in conjunction with the Client's use or exploitation of the Service Results, including without limitation, the development, production or marketing of products.

14. FOIPP -- The Client acknowledges that all records prepared by the University in the performance of this Agreement are in the custody and control of the University. The University is or will be subject to the access and privacy provisions of the Freedom of Information and Protection of Privacy Act (Alberta) which creates a right of access to records under the custody and control of public bodies subject to specific, limited exceptions. Except as required by law or as otherwise permitted pursuant to the terms of this Agreement, neither the University nor the Client will disclose the contents of this Agreement or the foregoing records other than for the purpose of implementation or enforcement of the same or for a general statement on the parties to the Agreement, the amount being paid for the Service and the general nature of the Service, either party being entitled to publish that information.

16. NOTICES -- All notices, requests, directions or other communications required or permitted herein will be in writing and will be delivered to the parties hereto respectively as follows:

         THE CLIENT:

         MICROISLET, INC.
         6370 Nancy Ridge Dr. Suite 112
         San Diego, CA  92121
         Attention:  President
         Phone:  (858) 657-0287 x104
         E-mail: haro@microislet.com

         THE UNIVERSITY:

         For Contract/Finance Matters:
         Research Services Office
         222 Campus Tower
         The University of Alberta
         Edmonton, Alberta, T6G 2E1
         Attention:  Agreements Manager
         Phone:  (780) 492-5787
         Fax:  (780) 492-7876


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         FOR SERVICE MATTERS:
         Dr. Jonathan Lakey
         Department of Surgery
         Faculty of Medicine and Dentistry
         University of Alberta
         Edmonton. Alberta
         Phone:  (780) 492-3077

         In order for any notices, requests, directions, or other communications to be effective, the same will either be delivered in person or sent by registered mail or facsimile addressed to the party for whom it is intended at the above-mentioned address or fax number and will be deemed to have been received, if sent by registered mail, when the postal receipt is acknowledged by the other party; and, if sent by facsimile, when transmitted. The address or fax number of either party may be changed by notice in the manner set out in this Section.

17. GOVERNING LAW -- This Agreement will be governed by and interpreted in accordance with the laws in force in the Province of Alberta and the parties expressly attorn to the exclusive jurisdiction of the courts of Alberta for enforcement thereof.

         IN WITNESS WHEREOF the duly authorized officers of the parties have executed this Agreement on the date first above written.

The Governors of the University of Alberta      Client:

Per:                                            Per:
     /s/ Julaine Herst                               /s/ Haro Hartounian
     ----------------------------                    ---------------------------
     Contracts Officer                               President
     Research Services Office

Per:                                            Per:
     /s/ Jonathan Lakey
     ----------------------------                    ---------------------------
     Principal Investigator

Per:
     /s/ S. Hamilton
     ----------------------------
     Department Chair

Per:
     /s/ Joel Weiner
     ----------------------------
     Faculty Dean




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                                   SCHEDULE A

                                   THE SERVICE
                                   -----------


Details of specific service and budget will be developed by the Researcher and Microlslet for each individual task to be completed under this agreement.





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                                   SCHEDULE B

                                     PAYMENT
                                     -------


B.l SERVICE FEE -- The Client `will pay to the University for the University's performance of the Service a Service Fee to a maximum of $l00,000.00 U.S. per year.

B.2 INVOICING -- The University will invoice the Client for each individual service to be provided under this agreement upon receipt of University and Client approved scope of work and budget.

B.3 PAYMENT -- Invoiced amounts are due and payable by the Sponsor within thirty
(30) days of receipt of invoice or within such shorter time as provided in Section B.2. Interest will be paid on overdue amounts at a rate of 15% per annum. The Service Fee is exclusive of GST which, if applicable, will be paid by the Sponsor at the same time as the payment of the Service Fee on which the same is based.




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